                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     FIRST SECURITYFED FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X /  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    [FIRST SECURITYFED FINANCIAL LETTERHEAD]









                                 March 22, 2002



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First SecurityFed Financial, Inc., I cordially invite you to attend its 2002 Annual Meeting of Stockholders. The meeting will be held at 3:30 p.m., Chicago, Illinois time, on April 18, 2002, at the Main Office of First SecurityFed located at 936 N. Western Avenue, Chicago, Illinois 60622.

     The attached Notice of Annual Meeting of Stockholders and Proxy Statement discusses the business to be conducted at the meeting. The meeting is for the purpose of the election of three directors of First SecurityFed, each for a term of three years and the ratification of the appointment of Crowe, Chizek and Company LLP as auditors for First SecurityFed for the fiscal year ending December 31, 2002. We have also enclosed a copy of the First SecurityFed's Annual Report to Stockholders. At the meeting we will report on First Security Fed's operations and outlook for the year ahead.

     I encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save First SecurityFed additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Thank you for your attention to this important matter.

                                          Very truly yours,

                                          /s/ Julian E. Kulas
                                          -------------------------------------
                                          JULIAN E. KULAS
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        FIRST SECURITYFED FINANCIAL, INC.
                            936 NORTH WESTERN AVENUE
                          CHICAGO, ILLINOIS 60622-4695

                                     -------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 2002

                                     -------

         Notice is hereby given that the Annual Meeting of Stockholders of First SecurityFed Financial, Inc. will be held at the Main Office of the Company located at 936 N. Western Avenue, Chicago, Illinois 60622, on April 18, 2002 at 3:30 p.m., Chicago, Illinois time. A proxy card and a proxy statement for the meeting are enclosed.

         The meeting is for the purpose of:

         1. The election of three directors of First SecurityFed Financial, Inc. each for a term of three years;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for First SecurityFed Financial, Inc. for the fiscal year ending December 31, 2002; and

such other matters as may properly come before the meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the meeting.

         Action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on March 11, 2002 will be entitled to vote the number of shares held of record in their names on that date.

         You are requested to fill in and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Paul Nadzikewycz
                                       -------------------------------------
                                       PAUL NADZIKEWYCZ
                                       CHAIRMAN OF THE BOARD


Chicago, Illinois
March 22, 2002



--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                        FIRST SECURITYFED FINANCIAL, INC.
                            936 NORTH WESTERN AVENUE
                          CHICAGO, ILLINOIS 60622-4695

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 18, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First SecurityFed Financial, Inc., which we refer to as First SecurityFed, to be used at its 2002 Annual Meeting of Stockholders. The meeting is to be held at the Main Office of First SecurityFed located at 936 N. Western Avenue, Chicago, Illinois 60622, on April 18, 2002, at 3:30 p.m., Chicago, Illinois time, and at all adjournments or postponements of the meeting. The accompanying notice of meeting and this proxy statement are first being mailed to stockholders on or about March 22, 2002. Certain of the information provided herein relates to First Security Federal Savings Bank, which we refer to as the Bank, a wholly owned subsidiary and the predecessor of First SecurityFed.

         At the meeting, the stockholders of First SecurityFed are being asked to consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Crowe, Chizek and Company LLP as First SecurityFed's independent auditors for the fiscal year ending December 31, 2002.

VOTING RIGHTS AND PROXY INFORMATION

         All shares of our common stock, par value $.01 per share, which we refer to as the Common Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the meeting. We do not know of any matters, other than as described in the notice of meeting, that are to come before the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with First SecurityFed's Secretary at or before the meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to First SecurityFed's Secretary at or before the meeting; or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Terry Gawryk, Secretary, First SecurityFed Financial, Inc., 936 North Western Avenue, Chicago, Illinois.

         One-third of the shares of the Common Stock eligible to vote at the meeting shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         If you participate in our Employee Stock Ownership Plan, which we refer to as the ESOP, you will receive a voting instruction form that reflects all shares you may vote under such plan. Under the terms of the ESOP, all shares held in the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees how to vote the shares of First SecurityFed's common stock allocated to his or her ESOP account. Unallocated shares of First SecurityFed's common stock held by the ESOP Trust and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties.

VOTING REQUIRED FOR APPROVAL OF PROPOSALS

         Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to be voted on the election of directors. The appointment of Crowe, Chizek and Company LLP as independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Proxies marked to abstain with respect to the ratification of the appointment of Crowe Chizek and Company, LLP have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. In all other matters, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on March 11, 2002 will be entitled to one vote for each share then held on all matters brought before the meeting. As of March 11, 2002, First SecurityFed had 4,138,690 shares of Common Stock issued and outstanding.

         The following table sets forth information as of March 11, 2002 regarding the share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and
(ii) all directors and executive officers as a group. For information regarding the beneficial ownership of Common Stock by directors and nominees of First SecurityFed, see "Proposal I - Election of Directors."


                                                                                            SHARES       PERCENT
                                                                                         BENEFICIALLY       OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                         OWNED         CLASS
------------------------------------                                                     ------------    -------


First SecurityFed Financial, Inc. Employee Stock Ownership Plan (1)                           358,068       8.66%
936 North Western Avenue
Chicago, Illinois 60622-4695


Thomson Horstmann & Bryant, Inc.(2)                                                           303,400       7.33%
Park 80 West, Plaza Two
Saddle Brook, New Jersey 07663


NAMED OFFICERS
--------------

Paul Bandriwsky(3)                                                                             18,883       0.46%
Chief Operating Officer

All directors and executive officers of First SecurityFed and the Bank                        846,746      18.59%
     as a group (14 persons)(3)


-----------

(1) The amount reported represents shares held by our ESOP, 154,572 of which have been allocated to accounts of participants. First Bankers Trust, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. For each issue voted upon by First SecurityFed's stockholders, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same manner as the trustee is directed to vote on the issue by a majority of the plan participants who directed the trustee as to the manner of voting the shares allocated to their plan accounts. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.

(2) As reported in a Schedule 13G filed with the Securities and Exchange Commission on or about January 23, 2002. Thomson Horstmann & Bryant, Inc. reported sole voting power as to 168,000 shares; shared voting power as to 16,300 shares; and sole dispositive power as to 303,400 shares.

(3) Amount includes shares held directly, as well as shares held jointly with family members, retirement accounts, the Bank's profit sharing plan, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Also includes stock options exercisable within 60 days but does not include any other unvested stock options and does not include any unvested awards under the Recognition and Retention Plan.

                       PROPOSAL I - ELECTION OF DIRECTORS

GENERAL

         First SecurityFed's Board of Directors consists of nine members divided into three equal classes. One-third of the directors are elected annually and are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of March 11, 2002, regarding the composition of the Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.



                                                                                                          SHARES OF
                                                                                                            COMMON
                                                                                                            STOCK
                                                                                   DIRECTOR     TERM     BENEFICIALLY   PERCENT
           NAME             AGE(1)     POSITION(S) HELD WITH FIRST SECURITYFED       SINCE    EXPIRES      OWNED(2)    OF CLASS
-------------------------  -------  -------------------------------------------    --------  --------    ------------  --------
                                                 NOMINEES
                                                 --------

Terry Gawryk                  48    Director and Secretary                           1981       2005            21,602     0.51%

Jaroslav H. Sydorenko         60    Director                                         1993       2005            24,829     0.60%

Chrysta Wereszczak            45    Director                                         1993       2005            56,078     1.35%


                                      DIRECTORS CONTINUING IN OFFICE
                                      ------------------------------

Myron Dobrowolsky             67    Director                                         1985       2003            27,955     0.67%

Julian Kulas                  67    Director, President and Chief Executive          1964       2003           246,191     5.78%
                                    Officer

Paul Nadzikewycz              63    Chairman of the Board                            1973       2003           109,759     0.62%

Steve Babyk                   55    Director                                         1993       2004            51,462     1.24%

Lila Maria Bodnar             42    Director and Recording Secretary                 1995       2004            25,518     0.62%

George Kawka                  58    Director                                         1986       2004            40,709     0.98%


--------------------
(1)      At December 31, 2001.

(2) Amount includes shares held directly, shares held jointly with family members, shares held in the profit sharing plan and retirement accounts, shares allocated to the ESOP accounts of Director Kulas and shares held in a fiduciary capacity or by certain family members with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. Does not include any unvested stock options which are not exercisable within 60 days and does not include any unvested stock awards under the Recognition and Retention Plan.

         The business experience of each director of First SecurityFed is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         TERRY GAWRYK. Mr. Gawryk has practiced law in Chicago, Illinois since 1979.

         JAROSLAV H. SYDORENKO. Mr. Sydorenko has been a credit manager at Kanematsu USA, Inc., an import/export trading company located in Chicago, Illinois since 1985.

         CHRYSTA WERESZCZAK. Ms. Wereszczak was employed by the Unisys Corporation from 1982 to 1989 in a variety of positions, including Financial Manager and Regional Financial Analyst. She is currently involved with B&B Formica, a manufacturing business she owns with her spouse. Ms. Wereszczak is a member of the St. Nicholas School Board.

         MYRON DOBROWOLSKY. Mr. Dobrowolsky has been a construction project manager with the engineering firm of Dames and Moore, Chicago, Illinois since 1991. Previously, Mr. Dobrowolsky was an engineer with the Illinois Highway Department.

         JULIAN KULAS. Mr. Kulas has served as the President and Chief Executive Officer of the Bank since 1964. Mr. Kulas has also been engaged in the private practice of law since 1959. Mr. Kulas is extremely active in community affairs and holds a variety of positions on not-for-profit organizations. Mr. Kulas has been a Commissioner on the Chicago Commission on Human Relations since 1981.

         PAUL NADZIKEWYCZ. Mr. Nadzikewycz has been a self-employed investor focusing primarily on real estate since 1987.

         STEVE BABYK. Mr. Babyk has worked at Union Tank Car Company since 1969 and is currently the Director of Fleet Leasing. Mr. Babyk is primarily responsible for the care and leasing of over 50,000 railroad cars in the United States, Canada and Mexico.

         LILA MARIA BODNAR. Ms. Bodnar was an accountant with the First National Bank of Chicago from 1981 to 1985 and was a manager in the accounting department of the Chicago branch of the Bank of Montreal from 1985 to 1991. Ms. Bodnar has a Masters of Business Administration from Loyola University, Chicago, Illinois.

         GEORGE KAWKA. Mr. Kawka has been a senior architectural/engineering project manager with CH2M Hill (formerly PAL Telecom Group) since 1994 and was previously a senior project manager with AIC Security Systems, all in Chicago, Illinois.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES OF FIRST SECURITYFED. Meetings of First SecurityFed's Board of Directors are generally held on a quarterly basis. The Board of Directors met four times during the fiscal year ended December 31, 2001. During fiscal 2001, no incumbent director of First SecurityFed attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Company currently do not receive a fee for their service.

         The Board of Directors of First SecurityFed has standing Executive, Audit, Compensation and Nominating Committees.

         The Executive Committee is comprised of Directors Kulas, Nadzikewycz and Gawryk. The Executive Committee has and exercises all of the powers of the Board of Directors when such powers are required between meetings of the Board of Directors. The Executive Committee met four times in fiscal 2001.

         The Compensation Committee is comprised of Directors Nadzikewycz, Sydorenko and Kawka. The Compensation Committee is responsible for making recommendations for the salary of the chief executive officer, and for approving the salaries of all other executive officers. This committee met twice during fiscal 2001, jointly with the Compensation Committee of the Bank.

         The entire Board of Directors acts as a Nominating Committee for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.

         Pursuant to First SecurityFed's bylaws, nominations for election as directors by stockholders must be made in writing and delivered to the Secretary of First SecurityFed at least 70 days prior to the annual meeting date. If, however, the date of the meeting is first publicly disclosed less than 80 days prior to the date of the meeting, nominations must be received by First SecurityFed not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed to stockholders or the day on which public disclosure of the date of the meeting is first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the First SecurityFed's bylaws.

         The Audit Committee, composed of Directors Bodnar, Babyk, Dobrowolsky and Wereszczak, provides for and reviews First SecurityFed's annual independent audit. The Committee met four times during the fiscal year ended December 31, 2001. Each member of the Audit Committee is "independent" as defined under the National Association of Securities Dealers listing standards for the Nasdaq Stock Market. First SecurityFed's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has issued the following report with respect to First SecurityFed's financial statements for the year ended December 31, 2001:

         o The Audit Committee has reviewed and discussed with Management First SecurityFed's fiscal 2001 audited financial statements;

         o The Audit Committee has discussed with the First SecurityFed's independent auditors, Crowe Chizek and Company, LLP, matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosure and letter from the independent auditors required by Independence Standards Board No. 1(which relates to the auditor's independence from First SecurityFed and its related entities) and has discussed with the auditors its independence from First SecurityFed;

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in First SecurityFed's Annual Report on Form 10-K for the fiscal year ended December 30, 2001.

         Submitted by the Audit Committee of the Board of Directors.


     MYRON DOBROWOLSKY   LILA MARIA BODNAR   STEVE BABYK   CHRYSTA WERESCZAK


         MEETINGS AND COMMITTEES OF FIRST SECURITY FEDERAL SAVINGS BANK. The Bank's Board of Directors meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one third of the directors. The Board of Directors met 12 times during the fiscal year ended December 31, 2001. During fiscal 2001, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Bank receive a fee of $850 for each Board meeting attended and $100 for each committee meeting attended. Chairman Paul Nadzikewycz and Recording Secretary Lila Maria Bodnar each receive an additional fee of $250 per month.

         The Executive Committee provides oversight of Board-related matters in-between regularly scheduled Board meetings. The Executive Committee is comprised of Chairman Nadzikewycz, Director Gawryk and President Kulas. This committee met five times during fiscal year 2001.

         The Audit Committee is comprised of Directors Bodnar, Babyk, Dobrowolsky and Wereszczak. This Committee oversees and reviews the Bank's financial and internal control matters. The Audit Committee also reviews the Bank's audited financial statements with the Bank's outside auditors and the Report of Examination with the Office of Thrift Supervision examiners, either separately or with the full Board. This committee met four times in 2001.

         The Compensation Committee oversees and reviews the Bank's compensation policies and sets the compensation levels for Executive Management. This committee is comprised of Directors Nadzikewycz, Kawka and Sydorenko and met twice in 2001.

         The Loan Committee is composed of Directors Babyk, Gawryk, and Nadzikewcyz and Vice-President Korb. The Loan Committee reviews loan applications weekly and sets interest rates for all loan types. The Loan Committee met 28 times in 2001.

         The Investment Committee is composed of President Kulas, Vice President Hawryliw and Treasurer Kucewicz. This committee meets at least once a month to handle the investments for the Bank and the implementation of the Bank's strategy as it relates to interest rate risk and reinvestment options. The Investment Committee met 16 times in 2001.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation accrued for services in all capacities to First SecurityFed and its affiliates for the fiscal year ended December 31, 2001 for First SecurityFed's President and Chief Executive Officer and the other executive officers whose aggregate annual compensation (salary plus bonus) exceeded $100,000 in fiscal 2001.


================================================================================================================================

                                                  SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                                    LONG TERM
                                                                                  COMPENSATION
                                                   ANNUAL COMPENSATION               AWARDS
--------------------------------------------------------------------------------------------------
                                                           OTHER ANNUAL    RESTRICTED
NAME AND PRINCIPAL                                         COMPENSATION      STOCK       OPTIONS/      ALL OTHER
     POSITION                  YEAR   SALARY($)  BONUS($)     ($)(1)       AWARD ($)     SARS (#)    COMPENSATION($)
--------------------------------------------------------------------------------------------------------------------
  Julian E. Kulas              2001   $146,160   $  6,090    $ 11,050         --            --     $45,540(2)
  President, Chief Executive   2000    146,160      6,090      11,050         --            --      31,880(2)
   Officer and Director        1999    142,710      6,090      11,050         --            --      32,439(2)

  Paul Bandriwsky              2001    118,128      5,032        --       $141,750(3)     25,000        --
  Vice-President, Chief
   Operations Officer
================================================================================================================================

----------------

(1) Pursuant to Securities and Exchange Commission rules, the table excludes perquisites and other personnel benefits which do not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Consists of ESOP shares allocated for the prior year period which allocation took place in the designated period.
(3) Represents the dollar value of the award of restricted stock based upon the $18.90 closing price on July 17, 2001, the date of grant. The shares of restricted stock will vest in five equal installments beginning on July 17, 2002. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of Common Stock.

         The following table sets forth certain information concerning stock options granted to the following executive officers in 2001.

================================================================================================================================

                                               OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF STOCK
                                                                                                     PRICE APPRECIATION
                                         INDIVIDUAL GRANTS                                            FOR OPTION TERM
--------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF        % OF TOTAL
                                 SECURITIES          OPTIONS
                                 UNDERLYING        GRANTED TO      EXERCISE OR
                                   OPTIONS        EMPLOYEES IN      BASE PRICE   EXPIRATION
            NAME               GRANTED (#)(1)      FISCAL YEAR        ($/SH)        DATE             5%($)(2)         10%($)(2)
--------------------------------------------------------------------------------------------------------------------------------
       Paul Bandriwsky             25,000             100%            $18.90         7/17/11         $165,640          $824,371
================================================================================================================================

----------------------------

(1) Options granted on July 17, 2001, which options vest in five equal annual installments beginning one year from the date of grant.
(2) Based on the closing price of $20.00 per share as reported on the Nasdaq Stock Market on December 31, 2001.

         The following table sets forth certain information concerning the number and value of unexercised stock options held by Mr. Kulas and Mr. Bandriwsky at December 31, 2001.

================================================================================================================================

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                   SHARES                           OPTIONS AT FY-END (#)              AT FY-END ($)(1)
                                 ACQUIRED ON        VALUE      -----------------------------------------------------------------
NAME                             EXERCISE (#)    REALIZED ($)  EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------------------

       Julian E. Kulas               --              --            96,120         64,080           $318,349            $212,233
--------------------------------------------------------------------------------------------------------------------------------

       Paul Bandriwsky               --              --              --           25,000               --              $ 27,500
================================================================================================================================

----------------------------

(1) Represents the value of the in-the-money options (market price of the common stock less the exercise price) based upon the closing price of the common stock of $20.00 as reported on the Nasdaq Stock Market on December 31, 2001.

         EMPLOYMENT AGREEMENT. The Bank has entered into an employment agreement with President Kulas providing for an initial term of three years. Mr. Kulas' employment agreement provides for an annual base salary in an amount not less than his current salary and provides for an annual extension subject to the performance of an annual formal evaluation by the Board of Directors of the Bank. The agreement also provides for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreement is terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for payment to Mr. Kulas of an amount equal to 299% of his five-year annual average base compensation, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control, as defined, or within twelve months thereafter. The agreement also provides for the continued health coverage for the remainder of the term of his contract should he be involuntarily terminated in the event of change in control. If the employment of Mr. Kulas had been terminated as of December 31, 2001 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $423,103.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         First Security Fed's Compensation Committee has responsibility for reviewing the compensation policies and plans for the Bank and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Bank and to build stockholder value through appreciation in First SecurityFed's Common Stock price.

         One of the Committee's primary objectives in the compensation area is to develop and maintain compensation plans which provide the Bank with the means of attracting and retaining quality executives at competitive compensation levels and to implement compensation plans which seek to motivate executives to perform to the full extent of their abilities and which seek to enhance stockholder value by aligning closely the financial interests of First SecurityFed's executives with those of its stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies are used to compare the compensation levels of Bank personnel to those of personnel at other local financial institutions.

         With respect to Mr. Kulas's base salary in the fiscal year ended December 31, 2001, the Committee took into account a comparison of salaries of chief executive officers of local financial institutions. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. The Committee also determined, based on the Bank's success in enhancing its lending operations, as well as the continued progress in executing its business plan, the implementation of cost reduction measures and recognition of the improvement in performance by the Bank, to award Mr. Kulas a cash bonus of $6,090.

         In connection with the mutual to stock conversion, the Bank and First SecurityFed established an Employee Stock Ownership Plan; additionally, First SecurityFed has a stock option and incentive plan and a recognition and retention plan. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of First SecurityFed most depends with a proprietary interest in it.

         Through the compensation programs described above, a significant portion of the Bank's executive compensation is linked directly to individual and corporate performance. The Committee will continue to review all elements of compensation to assure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests of corporate performance as discussed above.

         The Committee carefully reviewed the impact of Section 162(m) of the Internal Revenue Code on the cost of the Bank's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's (or Bank's) deduction for employee remuneration will be non-deductible in fiscal 2001 or in future years by reason of compensation awards granted. The Committee intends to review the Company's (and Bank's) executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, with a view toward avoiding or minimizing any disallowance of tax deductions under Section 162(m).

         The foregoing report is furnished by the Compensation Committee of the Board of Directors:


             PAUL NADZIKEWYCZ   JAROSLAV SYDORENKO   GEORGE KAWKA

STOCK PERFORMANCE PRESENTATION

         The following line graph compares the cumulative total stockholder return on the Company's Common Stock, the total returns of the Nasdaq Market Index and the SNL Securities Thrift Index for the period December 31, 1997, through December 31, 2001. The graph assumes that $100 was invested on December 31, 1997, at the closing price and that all dividends were reinvested. On December 31, 2001, the closing sale price for First Security Fed's Common Stock on the Nasdaq Stock Market was $20.00 per share.


                                                      10/31/97     12/31/97     12/31/98     12/31/99      12/29/00        12/31/01
                                                      --------     --------     --------     --------      --------

First SecurityFed............................           100.00       157.50       130.69       114.35         159.31          219.37

SNL Securities Thrift Index..................           100.00       109.79        96.25        77.37         125.42          133.33

NASDAQ Market Index..........................           100.00        98.77       139.30       245.69         154.43          123.10





                         [STOCK PERFORMANCE GRAPH]

CERTAIN TRANSACTIONS

         The Bank follows a policy of granting loans to the Bank's directors, officers and employees. The loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time (except that the underwriting fee is waived), in accordance with the Bank's underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to directors and executive officers cannot exceed 5% of the Bank's capital and unimpaired surplus, whichever is greater, unless a majority of the Board of Directors approves the credit in advance and the individual requesting the credit abstains from voting. Loans to all directors and executive officers and their associates, including outstanding balances and commitments, totaled $373,248 at December 31, 2001. There were no loans to any single director, executive officer or their affiliates made at preferential rates or terms as to which the aggregate outstanding balance exceeded $60,000 during the most recently completed fiscal year.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         First Security Fed's independent auditors are Crowe, Chizek and Company LLP, independent certified public accountants. At the meeting, the stockholders will consider and vote on the ratification of the appointment of independent auditors for First Security Fed's fiscal year ending December 31, 2002. The Board of Directors has appointed Crowe, Chizek and Company, LLP to be its auditors, subject to ratification by First Security Fed's stockholders.

         Representatives of Crowe, Chizek and Company, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         For the fiscal year ended December 31, 2001, Crowe, Chizek and Company LLP provided various audit and no-audit services for the Company. Set forth below, are the aggregate fees for these services:

         o Audit Fees: Aggregate fees for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements: $30,200

         o SEC filings: $14,700

         o Financial Information Systems Design and Implementation Fees: $0

         o All other fees including internal audit, compliance reviews, tax returns and ESOP recordkeeping services: $65,735


         The Audit Committee of the Board of Directors has considered whether the provisions of non-audit services and financial information systems design and implementation services, if any, (and the aggregate fees billed for such services) in year end 2001 by Crowe Chizek and Company LLP, the principal independent auditors, is compatible with maintaining their independence.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the First Security Fed's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at First SecurityFed's executive offices, 936 North Western Avenue, Chicago, Illinois 60622, no later than November 20, 2002. If, however, the date of the next annual meeting is before March 19, 2003 or after May 18, 2003, then such proposal must be submitted to us in a reasonable time before we present and mail our proxy materials for such meeting.

         To be considered for presentation at the next annual meeting, but not for inclusion in our proxy statement and form of proxy, a proposal must be received by us not later than February 7, 2003 provided that if the annual meeting is held prior to March 29, 2003 or later than June 17, 2003, proposals must instead be received by First SecurityFed by the close of business on the later of the 70th day prior to the next annual meeting or the tenth day following the day on which public disclosure (by press release, in a publicly available filing with the SEC, through a notice mailed to stockholders, or otherwise) of the date of the next annual meeting is first made.

         Any shareholder proposals submitted for inclusion in our proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and all stockholder proposals (regardless of whether included in First SecurityFed's proxy materials) shall be subject to First SecurityFed's certificate of incorporation, bylaws and Delaware law.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires First SecurityFed's directors and executive officers, and persons who own more than 10% of First SecurityFed's Common Stock (or any other equity securities, of which there is none), to file with the SEC initial reports of ownership and reports of changes in ownership of First SecurityFed's Common Stock. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To First SecurityFed's knowledge, based solely on a review of the copies of such reports furnished to First SecurityFed and written representations that no other reports were required during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Paul T. Bandriwsky inadvertently filed a late Form 5 regarding an award of restricted stock and a grant of stock options received during the fiscal year ended December 31, 2001.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by First SecurityFed. First SecurityFed will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First SecurityFed Common Stock. In addition to solicitation by mail, directors and officers of the First SecurityFed and regular employees of the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation.


/X/ PLEASE MARK VOTES                                 REVOCABLE PROXY
    AS IN THIS EXAMPLE                       FIRST SECURITYFED FINANCIAL, INC.

                                                                                                                      WITH-  FOR ALL
                                                                                                               FOR    HOLD   EXCEPT
             ANNUAL MEETING OF STOCKHOLDERS                             1. The election as directors of all    / /    / /      / /
              TO BE HELD ON APRIL 18, 2002                                 nominees listed (except as marked
                                                                           to the contrary below):
  The undersigned hereby appoints the Board of Directors of First
SecurityFed Financial, Inc. (the "Company"), with full powers              TERRY GAWRYK   JAROSLAV H. SYDORENKO   CHRYSTA WERESZCZAK
of substitution, to act as attorneys and proxies for the
undersigned to vote all shares of capital stock of the Company          INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
which the undersigned is entitled to vote at the Annual Meeting         INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
of Stockholders (the "Meeting") to be held at the Main Office           NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
of the Company located at 936 N. Western Avenue, Chicago,
Illinois on April 18, 2002 at 3:30 p.m., and at any and all
adjournments and postponements thereof.                                 ------------------------------------------------------------

                                                                                                                FOR  AGAINST ABSTAIN
                                                                        2. The ratification of the appointment  / /    / /     / /
                                                                           of Crowe, Chizek and Company, LLP
                                                                           as auditors for the fiscal year
                                                                           ending December 31, 2002.

                                                                           In their discretion, the proxies are authorized to vote
                                                                        on any other business that may properly come before the
                                                                        Meeting or any adjournment or postponement thereof.

                                                                           THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                                        INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
                                                                        ELECTION OF THE BOARD NOMINEES AND THE RATIFICATION OF THE
                                                                        OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE
                                                                        MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
                                                                        PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD
                                                                        OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
                                          ----------------------        THE MEETING.
  Please be sure to sign and date          Date
    this Proxy in the box below.                                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
----------------------------------------------------------------                         EACH OF THE LISTED PROPOSALS.



Stockholder sign above -------- Co-holder (if any) sign above --



                             DETACH ABOVE CARD, DATE, SIGN AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.
                                                   FIRST SECURITYFED FINANCIAL, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Should the above signed be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

    The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy
Statement dated March 22, 2002 and an Annual Report to Stockholders.

    Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.


----------------------------------------------------

----------------------------------------------------

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